UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 17, 2009 (April 14, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 14, 2009, China Biologic Products, Inc. (the "Company") paid the third installment towards the acquisition of a 90% equity interest in Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, for a total purchase price (the "Purchase Price") of RMB 194,400,000 (approximately, $28,401,122) (the "Equity Transfer"), in accordance with the terms of an equity transfer agreement (the "Equity Transfer Agreement"), dated September 26, 2008, among the Company, Dalin, Logic Express Limited ("Logic Express"), the Company’s wholly-owned British Virgin Islands subsidiary, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin. The payment of this installment represents the Company’s payment of 90% of the Purchase Price in the aggregate, and in accordance with terms of the Equity Transfer Agreement, Logic Holding (Hong Kong) Limited ("Logic Holding"), the Company’s the wholly-owned Hong Kong subsidiary, is now entitled to all the rights and privileges of a 90% shareholder in Dalin, including the right to receive its pro rata share of the profits generated by Dalin’s 54% majority-owned operating subsidiary, Qianfeng Biological Products Co., Ltd. ("Qianfeng"), as of January 1, 2009, subject to a possible dilution to as low as 41.3%, if a dissenting Qianfeng shareholder prevails in a pre-existing suit to obtain additional equity interests in Qianfeng. The Company is obligated to pay the fourth and final installment, representing the remaining 10% of the Purchase Price, on or before April 9, 2010, the one-year anniversary of the local Administration for Industry and Commerce’s approval of the Equity Transfer.

The Company paid RMB 60,000,000 (approximately, $8,771,101) of the Purchase Price with funds borrowed from Shandong Taibang Biological Products Co., Ltd ("Taibang"), the Company’s majority-owned Chinese operating subsidiary, and the Shandong Institute of Biological Products (the "Shandong Institute"), the holder of the minority interests in Taibang, pursuant to an Equity Transfer and Entrustment Agreement, dated April 6, 2009, among Logic Express, Taibang and the Shandong Institute (the "Entrustment Agreement"), and RMB 25,500,000 (approximately, $3,728,070) of the Purchase Price from the Company’s share of dividends declared and distributed by Qianfeng to its shareholders on March 11, 2009. The balance of the Purchase Price paid by the Company was paid with cash on hand.

For details regarding terms of the Equity Transfer Agreement, as amended, see the Company’s Current Reports on Form 8-K filed on October 2, 2008, November 12, 2008, November 20, 2008, December 18, 2008 and April 1, 2009, and Exhibits 10.1 through 10.5 thereto, which are incorporated by reference herein. For details regarding the Entrustment Agreement, see the Company’s Current Report on Form 8-K filed on April 13, 2009 and Exhibit 10.6 thereto, which is incorporated by reference herein. The Company’s announcement regarding the third installment is included in the Press Release attached to this report as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Business Acquired.

The financial statements required by Item 9.01 of Form 8-K relating to the acquisition described in Item 2.01 above will be filed by amendment to this Form 8-K not later than 71 days after the date of this Current Report disclosing the acquisition.

(b)     Pro Forma Financial Information.

To the extent that pro forma financial information is required pursuant to Article 11 of Regulation S-X, it will be filed by amendment to this Form 8-K not later than 71 days after the date of this Current Report disclosing the acquisition.

(d)         Exhibits

Exhibit No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company’s Current report of Form 8-K filed on April 1, 2009).

10.6	English Translation of the Equity Transfer and Entrustment Agreement, dated April 7, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products (incorporated by reference to Exhibit 10.6 to the Company’s Current report of Form 8-K filed on April 13, 2009).

99.1*	Press Release, dated April 17, 2009.

_____________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: April 17, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company’s Current report of Form 8-K filed on April 1, 2009).

10.6	English Translation of the Equity Transfer and Entrustment Agreement, dated April 7, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products (incorporated by reference to Exhibit 10.6 to the Company’s Current report of Form 8-K filed on April 13, 2009).

99.1*	Press Release, dated April 17, 2009.

* Filed herewith